Inventories	12 Months Ended
Dec. 31, 2017
Inventories
Inventories

17. INVENTORIES

($ millions)	Dec 31 2017	Dec 31 2016

Crude oil	1 203	1 110

Refined products	1 268	1 193

Materials, supplies and merchandise	664	680

Energy trading commodity inventories	333	515

Reclassified to assets held for sale (notes 36 and 37)	—	(258)

	3 468	3 240

During 2017, product inventories of $11.6 billion (2016 – $10.1 billion) were recorded as an expense. There was no write-down of crude oil (2016 – $32 million) and no write-down of materials, supplies and merchandise in 2017 (2016 – $26 million). Energy trading commodity inventories are measured at fair value less costs of disposal based on Level 1 and Level 2 fair value inputs.